AMENDMENT TO THE INVESTMENT AGREEMENT

This Amendment to the Investment Agreement is made as of the 18th day of DECEMBER 2007.

          BETWEEN

     GLOBAL WATAIRE, A NEVADA CORPORATION (THE "COMPANY")

          AND

     DUTCHESS PRIVATE EQUITIES FUND, LTD. (THE "INVESTOR")

WHEREAS, THE COMPANY AND THE INVESTOR DESIRE TO AMEND THE INVESTMENT AGREEMENT DATED AUGUST 24, 2007.

WHEREAS, THE COMPANY AND THE INVESTOR DESIRE TO AMEND THE INVESTMENT AGREEMENT TO REMOVE LANGUAGE REGARDING THE COMPANY'S RIGHT TO WITHDRAW THAT PORTION OF THE PUT THAT IS BELOW THE MINIMUM ACCEPTABLE PRICE, AS DEFINED WITHIN THE INVESTMENT AGREEMENT.

WHEREAS, THE COMPANY AND THE INVESTOR DESIRE TO AMEND THE INVESTMENT AGREEMENT TO REMOVE LANGUAGE REGARDING THE INVESTOR’S RIGHT TO REQUIRE THAT THE COMPANY TAKE ALL ACTIONS NECESSARY TO QUALIFY UNDER ALL APPLICABLE SECURITIES AND “BLUE SKY” LAWS, AS DEFINED WITHIN THE INVESTMENT AGREEMENT.

WHEREAS, THE COMPANY AND THE INVESTOR DESIRE TO AMEND THE INVESTMENT AGREEMENT TO REMOVE LANGUAGE REGARDING THE REQUIREMENT THAT THE COMPANY PAY TO THE INVESTOR ALL CHARGES, AS REASONABLY DETERMINED BY THE INVESTOR, FOR ANY TIME OF ANY OFFICERS OR EMPLOYEES OF THE INVESTOR DEVOTED TO APPEARING AND PREPARING TO APPEAR AS WITNESSES IN ANY MATTER IN WHICH THE INVESTOR WAS A NAMED PARTY.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED IN THIS AMENDMENT TO THE INVESTMENT AGREEMENT, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION (THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE COMPANY AND THE INVESTOR AGREE AS FOLLOWS:

  1)  SECTION 2(C) COMPANY'S RIGHT OF WITHDRAWAL SHALL BE REMOVED.

  2)  ALL TERMS WITHIN SECTION 2 OF THE INVESTMENT AGREEMENT SHALL BE ADJUSTED TO REFLECT THE APPROPRIATE REFERENCE SECTION.

  3)  SECTION 5(B) BLUE SKY SHALL BE REMOVED.

  4)  ALL TERMS WITHIN SECTION 5 OF THE INVESTMENT AGREEMENT SHALL BE ADJUSTED TO REFLECT THE APPROPRIATE REFERENCE SECTION.

  5)  SECTION 5(L) REIMBURSEMENT SHALL BE REMOVED.

  6)  ALL TERMS WITHIN SECTION 5 OF THE INVESTMENT AGREEMENT SHALL BE ADJUSTED TO REFLECT THE APPROPRIATE REFERENCE SECTION.

  7)  ALL OTHER TERMS OF THE INVESTMENT AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

                                                 GLOBAL WATAIRE INC.

                                             BY: /S/SYDNEY HARLAND
                                                   SYDNEY HARLAND, C.E.O.

                                                 DUTCHESS PRIVATE
                                                 EQUITIES FUND, LTD.

                                             BY: /S/TED SMITH
                                                   TITLE: DIRECTOR